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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-11329 of NorAm Energy Corp. and Subsidiaries on Form S-8 of our report dated June 24, 1998, appearing in the Annual Report on Form 11-K of the NorAm Energy Corp. Employee Savings and Investment Plan for the year end December 31, 1997.





DELOITTE & TOUCHE LLP

Houston, Texas
June 29, 1998